EXHIBIT 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH ASTERISKS (***).

DBM #21175

GAS GATHERING AGREEMENT
DATED EFFECTIVE JANUARY 1, 2018
BY AND BETWEEN
DELAWARE BASIN MIDSTREAM, LLC
AND
ANADARKO E&P ONSHORE LLC

DBM #21175
Execution Copy

GAS GATHERING AGREEMENT
This GAS GATHERING AGREEMENT (the “Agreement”) is entered into on October 8, 2018, and effective as of January 1, 2018 (“Effective Date”), by and between Delaware Basin Midstream, LLC (“DBM”), and Anadarko E&P Onshore LLC (“AEP”). AEP and DBM may be referred to in this Agreement individually as a “Party” and collectively as the “Parties.”
RECITALS:
WHEREAS, the Parties desire to enter this Agreement to replace Previous Agreements (as defined below) between the Parties or their respective Affiliates; where such Previous Agreements will be terminated contemporaneous with the Effective Date of this Agreement; and
WHEREAS, DBM owns and operates a gas gathering system located in Loving, Winkler, Ward, Reeves, and Culberson Counties, Texas (the “System”); and
WHEREAS, AEP owns or controls Gas at certain Points of Receipt (as defined below and identified on Exhibit “A” attached hereto and made apart hereof); and
WHEREAS, after the Effective Date of this Agreement, AEP desires to deliver to DBM and DBM desires to receive from AEP certain quantities of Gas from the Point(s) of Receipt and have such gas delivered for AEP’s account to the Point(s) of Delivery identified on Exhibit “B” attached hereto and made a part hereof; and
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, AEP and DBM do hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1    Definitions. The following terms, when used in this Agreement, shall have the following meanings:
(a)    “Actualized Data” has the meaning set forth in Section 6.3.
(b)    “Acquiring Producer” has the meaning set forth in Section 2.12.
(c)    “AEP” means Anadarko E&P Onshore LLC.
(d)    “AEP Indemnitees” or “AEP’s Indemnitees” has the meaning set forth in Section 12.2.
(e)    “AEP Production Forecast” has a meaning set forth in Section 2.10.
(f)    “AEP’s Transporter” means any person who receives AEP’s Gas downstream of the System.
(g)    “Affiliate” of a Party means any person or entity that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with that Party. For purposes of this definition, “control” means ownership of fifty percent (50%) or greater of the voting interest (stock or otherwise) of such entity.
(h)    “Annual Rate Redetermination” has the meaning set forth in Section 6.3.
(i)    “Availability Factor” has the meaning set forth in Section 4.3.
(j)    “British Thermal Unit” or “Btu” means the amount of heat required to raise the temperature of one pound of water one degree (1) from fifty-nine degrees (59°) to sixty degrees (60°) Fahrenheit.
(k)    “Btu Content” means the number of MMBtu’s contained in the quantity of Gas delivered hereunder and shall be determined by multiplying the volume of Gas, measured in Mcf, by its corresponding Heating Value (MMBtu/cf).
(l)    “CO2 Treating Fee” has the meaning set forth in Section 6.1(b).
(m)    “Confirmed Nominations” has the meaning set forth on Exhibit “C”.
(n)    “Compression Fee” has the meaning set forth in Section 6.1(c).
(o)    “Consequential Damages” has the meaning set forth in Section 12.3.
(p)    “Conveyance” as the meaning set forth in Section 15.1(f).
(q)    “Conveyed Interests” has the meaning set forth in Section 2.12.
(r)    “cubic foot of gas” or “cubic feet of gas” means the volume of Gas contained in one (l) cubic foot of space at a pressure of fourteen and sixty-five one hundredths pounds per square inch absolute (14.65 psia) and at a temperature of sixty degrees (60°) Fahrenheit.
(s)    “Current Fees” means with respect to a Day the following fees in effect as of that given Day: Lean Gathering Fee, HP Rich Gathering Fee, CO2 Treating Fee, H2S Disposal Fee, and Compression Fee.
(t)    “Daily Nominated Quantity” has the meaning set forth on Exhibit “C”.
(u)    “Day” means a period of twenty-four (24) consecutive hours commencing at 9:00 a.m. Central Time on one calendar day and ending at 9:00 a.m. Central Time on the following day. The reference date for any Day shall be the date at the beginning of such Day.
(v)    “DBM” means Delaware Basin Midstream, LLC as operator of the System.
(w)    “DBM Indemnitees” or “DBM’s Indemnitees” has the meaning set forth in Section 12.1.
(x)     “Dedicated Lands” means the lands covered by the leases and other Interests described on Exhibit “E”.

(y)    “Dedication Service” means the second highest level of service available at DBM’s System (below Firm Service but above Interruptible Service).
(z)    “Dedicated Gas” has the meaning set forth in Section 2.1.
(aa)     “Dedication” has the meaning described in Section 2.1.
(bb)    “Due Date” has the meaning set forth in Section 8.1.
(cc)    “EFM” has the meaning set forth in Section 7.1.
(dd)    “Electricity Cost Recovery Passthrough” has the meaning set forth in Section 6.2.
(ee)    “Firm Service” means the highest level of service available at DBM’s System.
(ff)    “Forecast” has the meaning set forth in Section 6.3.
(gg)    “Force Majeure” has the meaning set forth in Section 11.4.
(hh)    “Free Cash Flows” has the meaning set forth in Section 6.3.
(ii)    “Fuel and Loss” means that portion of AEP’s Gas consumed in the operation of DBM’s field equipment and pipeline assets, and any Gas used, lost or unaccounted for incident to the operation of DBM’s System, including, but not limited to, Gas released through relief valves, ruptured or leaking pipelines or equipment, blowdowns, and drips.
(jj)    “Gas”, “gas” or “Natural Gas” means all hydrocarbons, except oil, produced from the Wells, including casinghead gas, together with all liquefiable hydrocarbon components thereof and all concomitant substances produced from the Wells, including, but not limited to, nitrogen, carbon dioxide and contained helium.
(kk)    “Gas Daily Index” means the midpoint average price for the Month in which an imbalance occurs published in Platts Gas Daily Price Guide, Final Daily Price Survey, Southwest El Paso Permian. If Platts Gas Daily Price Guide is no longer published, the Parties agree to substitute comparable gas pricing indices.
(ll)    “Gathering Fee” has the meaning set forth in Section 6.1(a).
(mm)    “H2S Disposal Fee” has the meaning set forth in Section 6.1(d).
(nn)    “Heating Value” means, subject to the provisions of Section 5.1 of this Agreement, the number of British Thermal Units produced by the combustion, at constant pressure, of the amount of Gas which would occupy a volume of one (1) cubic foot at a temperature of sixty degrees (60°) Fahrenheit when saturated with water vapor and under a constant pressure of 14.65 psia, with air of the same temperature and pressure as the Gas, when the products of combustion are cooled to the initial temperature of the Gas and air and when the water formed by combustion is condensed to the liquid state. For the purpose of making Btu calculations, Gas dehydrated to a water content not exceeding seven (7) pounds per MMcf shall be considered dry. Gas having water content in excess of seven (7) pounds per MMcf shall be considered saturated at the delivery conditions of pressure and temperature.

(oo)    “High Pressure Service” means gathering services at Points of Receipt designated as “High Pressure” by DBM in its reasonable discretion, as such designation may change from time to time.
(pp)    “HP Rich Gathering Fee” has the meaning set forth in Section 6.1(a)(ii).
(qq)    “Interest” means any right, title or interest of any nature in and to lands, wells, and oil and gas leases and the unproduced Gas and Gas production from AEP operated Wells attributable thereto, whether arising from fee ownership, working interests ownership, mineral ownership, or leasehold ownership (in each case, including all production depths, zones, and formations covered thereby), together with any pooling, unitization, or communization of any of the foregoing.
(rr)    “Interruptible Service” means, with respect to DBM’s obligations under this Agreement, DBM may at any time, in its sole and absolute discretion, interrupt, curtail or suspend, in whole or in part, such obligations, without any liability on the part of DBM.
(ss)    “IRR Calculation” has the meaning set forth in Section 6.3.
(tt)    “Lean Gas” means Gas containing a total gross Heating Value less than or equal to one thousand fifty (1050) Btu.
(uu)    “Lean Gathering Fee” has the meaning set forth in Section 6.1(a)(i).
(vv)    “Low Pressure Service” means gathering services at Points of Receipt designated as “Low Pressure” by DBM in its reasonable discretion, as such designation may change from time to time.
(ww)    “LP Rich Gathering Fee” has the meaning set forth in Section 6.1(a)(ii).
(xx)    “Mcf” means one thousand (1,000) cubic feet of Gas.
(yy)    “Memorandum” has the meaning set forth in Section 2.8.
(zz)    “Midstream Affiliate of DBM” means a direct or indirect wholly-owned subsidiary of WGR Operating, LP providing midstream services (i.e., the gathering of wastewater, natural gas, or crude oil) for a well that is connected to the System and is operated by AEP.
(aaa)    *** *** ***.
(bbb)    “MMBtu” means one million (1,000,000) British Thermal Units.
(ccc)    “Month” means the period beginning at 9:00 a.m. Central Time on the first Day of the calendar month and ending at 9:00 a.m. Central Time on the first Day of the next succeeding calendar month.

(ddd)    “Point(s) of Receipt” shall mean the inlet of DBM’s System and existing gas measurement facilities for each point identified on the attached Exhibit “A”, where DBM receives Gas from AEP.
(eee)    “Previous Agreements” means the Gas Gathering Agreement effective November 1, 2008, as amended, between Anadarko E&P Onshore LLC and Delaware Basin JV Gathering LLC (#8850), the Gas Gathering Agreement effective January 1, 2014, as amended, between Anadarko E&P Onshore LLC and Anadarko Gathering Company LLC (#20081), and the Gas Gathering Agreement effective November 1, 2008, as amended, between Anadarko Petroleum Corporation and Delaware Basin JV Gathering LLC (#19331).
(fff)    “Primary Term” has the meaning set forth in Section 9.1.
(ggg)    “psia” means pounds per square inch absolute.
(hhh)    “Regardless of Fault” has the meaning set forth in Section 12.1(iii).
(iii)    “Rich Gas” means Gas containing a total gross Heating Value greater than one thousand fifty (1050) Btu.
(jjj)    “System” means all pipeline assets and appurtenances owned and operated by DBM which make up the Delaware Basin Gas Gathering System, located in Loving, Winkler, Ward, Reeves, and Culberson Counties, Texas, including future additions or modifications to said pipeline assets and appurtenances. The terms “pipeline assets” and “appurtenances” shall include, but not be limited to, gas pipelines, gas measurement facilities, gas compressors, dehydration units, equipment, buildings with contents, surface leases, rights-of-way and any and all related personal or real property.
(kkk)    “Thermal” or “Thermally Equivalent” means an equal number of Btus.
(lll)     “TOTS Date” means, with respect to a Well, the date which AEP reasonably expects to “turn over to sales” for such Well.
(mmm)    “Transportation Interests” has the meaning set forth in Section 15.1(a).
(nnn)    “Well” means any well classified as a gas well or an oil well by the governmental authority having jurisdiction.
(ooo)    “Well Notice” has the meaning set forth in Section 3.7(a).

ARTICLE II
COMMITMENT
Section 2.1    Dedication. AEP hereby dedicates AEP’s Interests in the Dedicated Lands and dedicates and agrees each Day to deliver to DBM at the Point(s) of Receipt for services hereunder by DBM all Gas produced or producible within the Dedicated Lands which is attributable to (a) AEP’s

Interests within Dedicated Lands as of the Effective Date and (b) third party non-operated Interests within the Dedicated Lands operated by AEP for which Gas is not taken in-kind, and for which AEP, in its capacity as operator of such third party Interest, from time to time has the obligation or right to market such Gas. The dedication and delivery obligations herein respecting Gas produced from AEP’s Interests within the Dedicated Lands are referred to as the (“Dedication”). The Gas subject to the Dedication is the (“Dedicated Gas”). Notwithstanding anything to the contrary in this Agreement, the Dedication shall only apply to Gas produced from AEP’s operated wells.
Section 2.2    Warranty. AEP represents and warrants to DBM (on the Effective Date and with each delivery thereafter) that neither AEP’s Interests in the Dedicated Lands nor Gas produced or producible from the Dedicated Lands are subject to a third party dedication prior to the Effective Date (except for prior dedications on subsequently acquired interests).
Section 2.3    Affiliate. AEP’s Dedication and delivery obligations respecting Gas produced from Interests within the Dedicated Lands shall apply equally to all Gas owned or controlled by AEP’s Affiliates which is attributable to its Interests within the Dedicated Lands. AEP shall cause its Affiliates to dedicate and deliver such Gas to the Point(s) of Receipt and comply with Section 2.2 in accordance with this Section 2.3. For purposes of this Agreement, references to AEP and Gas produced from Interests within the Dedicated Lands shall include AEP’s Affiliates and such Affiliates’ Gas produced from their respective Interests within the Dedicated Lands, as applicable pursuant to this Section 2.3.
Section 2.4    Pool or Unit. Gas produced from a pool or unit created from Interests within the Dedicated Lands shall be subject to the Dedication to the extent of AEP’s operated Interest in the pool or unit. Notwithstanding anything to the contrary in this Agreement, this Section 2.4 shall only apply to Gas attributable to AEP’s operated Interest in the pool or unit.
Section 2.5    Upstream Use. Gas used on the Dedicated Lands for development of the properties for drilling and production operations, or for fulfilling obligations to lessors under leases covering the Dedicated Lands, shall be excluded from Dedication, provided that such Gas is utilized upstream of the Point(s) of Receipt. Upon written request from AEP, AEP and DBM will negotiate in good faith a separate agreement pursuant to which DBM will deliver buyback Gas to AEP.
Section 2.6    In-Kind Royalties. Gas taken in-kind in lieu of royalties under any oil and gas leases shall not be subject to Dedication.
Section 2.7    Production Operations. AEP shall have the right to operate the Dedicated Lands free of any control by DBM, including but not limited to the right (but not the obligation) to drill new wells, to repair and rework old wells, to shut in wells or flare production, and to renew, surrender, release or terminate any lease in whole or in part.
Section 2.8    Covenant Running with the Land and Memorandum. Rights and obligations respecting the Dedication constitute a covenant running with the Dedicated Lands, and as such shall be binding upon and enforceable by each Party and its successors and assigns against the other Party and its successors and assigns respecting any part of a subject interest so assigned or conveyed. AEP shall (and shall cause its Affiliates to) cause any conveyance of part or all of an Interest in the Dedicated Lands to be made expressly subject to this Agreement. DBM and each of the AEP Entities shall promptly execute, acknowledge, deliver and record a short form memorandum of this Agreement in the form of

Exhibit “G” attached hereto (the “Memorandum”) in the land records of the applicable jurisdictions. AEP represents and warrants to DBM (on the Effective Date and with each delivery of Gas) that (i) it owns, or has the right to dedicate, all Interests and Gas dedicated under this Agreement and to deliver Dedicated Gas to the Point of Receipt, free and clear of all liens, encumbrances and claims, and (ii) it has the right to convey the Transportation Interests.
Section 2.9    Indemnity. AEP will defend, release, discharge, relinquish, indemnify, protect and hold harmless DBM’s Indemnitees from and against any and all losses, claims, liens, demands and causes of action of every kind and character (including Consequential Damages as defined below but excluding all punitive or exemplary damages) including, but not limited to, the amounts of judgments, penalties, interest, court costs, investigation expenses and costs and reasonable attorneys’ and legal fees incurred by DBM’s Indemnitees arising out of, or related to, any breach of the representation and warranty in Section 2.2. The obligations set forth in this Section 2.9 will continue in full force and effect, notwithstanding the expiration or early termination of this Agreement, with respect to any claims based on facts or conditions that occurred prior to the expiration or termination of this Agreement.
Section 2.10    Forecast. When requested in writing by DBM and within the first five (5) Days of each calendar year during the term of this Agreement AEP shall provide DBM a production forecast of the Gas expected to be delivered hereunder by Month for the remainder of the Primary Term (the “AEP Production Forecast”). The AEP Production Forecast shall be AEP’s good faith estimate of future production and based on AEP’s then current engineering, planning, and budgetary data.
Section 2.11    Other Gas. AEP may not deliver Gas not produced from within the Dedicated Lands without the express written consent of DBM.
Section 2.12    Acreage Transfers. *** *** *** ***.
ARTICLE III
QUANTITY
Section 3.1    DBM Obligation. During the Term of this Agreement, DBM agrees to receive, gather, compress and deliver, less Fuel and Loss, AEP’s share of all Gas made available at the Point(s) of Receipt hereunder, subject to the nomination and confirmation procedures set forth in Section 3.2 hereof.
Section 3.2    Nomination. If AEP desires gathering service in any Month, AEP shall furnish DBM a written nomination in accordance with the procedures described in Exhibit “C” attached hereto and made a part hereof. However, DBM reserves the right, at any time with at least thirty (30) days prior written notice to AEP, to modify or change the nomination, confirmation, allocation, and/or imbalance procedures contained in Exhibit “C” and this Gas Gathering Agreement, or establish new procedures, as necessary, for the effective operation of the System. Notwithstanding the above, no changes or modifications to the nomination, confirmation, allocation, and/or imbalance procedures contained in Exhibit “C” shall be made unless mutually agreed upon by both Parties.

Section 3.3    Curtailment. Notwithstanding any of the above provisions to the contrary, DBM shall have the right to interrupt or curtail receipts of Gas into the System at any time pursuant to the Curtailment and Release Procedures set forth in Exhibit “D” attached hereto and made a part hereof. However, DBM reserves the right, at any time with at least thirty (30) days prior written notice to AEP, to modify or change the curtailment procedures set forth in Exhibit “D”, and/or establish new procedures as necessary to properly allocate the available capacity on the System.
Section 3.4    Comingling. DBM shall have the unqualified right to commingle Gas received, gathered, compressed, and delivered hereunder with Gas from other sources. It is recognized that Gas delivered at a Point of Delivery may not be the same molecules as those received at a Point of Receipt. The quantities of Gas delivered pursuant to this Agreement at a Point of Delivery shall be Thermally Equivalent to the quantities of Gas received at a Point of Receipt, as adjusted for Fuel and Loss.
Section 3.5    Discontinuance. Beginning ten (10) years after the Effective Date, if in DBM’s sole judgment made in good faith, it is no longer economical for DBM to gather and compress Gas from any Point(s) of Receipt, DBM may discontinue the taking of such Gas upon giving at least sixty (60) Days prior written notice to AEP. Any such Point(s) of Receipt shall be released from this Agreement and the Transportation Interests insofar only as Gas that may be produced to such Point(s) of Receipt shall automatically revert back to AEP. Further, if, in DBM’s sole judgment made in good faith, DBM deems the continued operation of all or part of the System to be uneconomical, DBM may discontinue operation of all or part of the System, upon giving at least sixty (60) Days prior written notice to AEP. Before discontinuing service to any Point(s) of Receipt pursuant to this Section 3.5, the Parties shall endeavor to identify mutually agreeable terms that would make the service to such Point(s) of Receipt reasonably economical for DBM. In connection with the release of Transportation Interests pursuant to this Section 3.5, DBM and AEP shall execute and deliver any additional documents and instruments and perform any additional acts that may become reasonably necessary or appropriate to effectuate the reversion of Transportation Interests with respect thereto.
Section 3.6    Pipeline Drips. DBM may collect and remove pipeline drips from the System for operational efficiency and meet downstream quality specifications prior to delivery of AEP’s share of Gas at the Point(s) of Delivery. *** *** *** ***.
Section 3.7    Well Connections:
(a)    Well Notice. AEP shall notify DBM of AEP’s intent to drill a new Well within the Dedicated Lands where such notice shall: (i) be in writing and comply with Article X of this Agreement; (ii) be provided at least *** (***) Days in advance of the planned TOTS Date of such Well; and (iii) include, at a minimum, the location of the Well, the intended production zone, the planned spud date, the planned completion date, the planned TOTS Date, a ten year gas production forecast, and any other information reasonably requested by DBM (the “Well Notice”).

(b)    Expected TOTS through December 31, 2027. For each planned Well with an expected TOTS Date on or before December 31, 2027, DBM will, subject to applicable law and the terms of this Agreement, construct, install and operate, the pipeline assets and appurtenances it deems necessary to connect the planned Well and, upon completion, include such pipeline assets and appurtenances in the System and provide service to the planned Well pursuant to the terms of this Agreement.
(c)    Expected TOTS after December 31, 2027. For each planned Well with an expected TOTS Date during the Term but after December 31, 2027, DBM will, within *** (***) Days of receiving a Well Notice, notify AEP in writing whether or not DBM elects to connect such planned Well to the System.
(i)    If DBM elects to connect the planned Well, then DBM will, subject to applicable law and the terms of this Agreement, construct, install and operate, at its sole cost, the pipeline assets and appurtenances it deems necessary to connect the planned Well and, upon completion, include such pipeline assets and appurtenances in the System and provide service to the planned Well pursuant to the terms of this Agreement.
(ii)    If, DBM determines that the then applicable rates do not support the cost of connecting the planned well, the Parties will negotiate in good faith to revise the rates as necessary to support the costs. If DBM elects not to connect the planned Well, then AEP may (x) construct, own, and operate the facilities necessary to deliver its Gas from the Well to a mutually agreeable point on the System and reimburse DBM for the costs for pipeline assets and appurtenances incurred by DBM to connect such AEP’s facilities to the System (it being understood that such AEP’s facilities shall NOT be considered part of the System and that service under this agreement shall commence with respect to such Well once both Parties have completed their required facilities); or (y) request a permanent release in writing for such planned Well and a reversion of the Transportation Interests to AEP insofar only as Gas that may be produced and saved from such Well(which shall be granted within five (5) business Days after DBM’s receipt of such written request).
(d)    DBM will, to the extent it is obligated to construct Well connection facilities pursuant to Section 3.7(b) or elects to do so pursuant to Section 3.7(c)(i), endeavor to construct the Well connection facilities on a commercially reasonable basis but does not guarantee that the facilities will be available for commercial service on or before the expected TOTS Date shown on the relevant Well Notice. If the Well connection facilities for an AEP Well are not available for commercial service within *** (***) Days after the expected TOTS Date shown in the applicable Well Notice, then (i) AEP’s Gas from that Well shall be temporarily released from the Dedication until DBM notifies AEP that the relevant Well connection facilities are available for commercial service; and (ii) the Parties will endeavor to identify mutually agreeable alternatives.
ARTICLE IV
RECEIPT, DELIVERY AND PRESSURE
Section 4.1    Pressure. The Gas delivered hereunder at the Point(s) of Receipt shall be at a pressure which is sufficient to enable Gas to enter the System against the prevailing pressure therein from time to time. In the event AEP’s Gas is unable to flow against DBM’s System and pipeline pressures, either DBM or AEP may install compression facilities to serve such Point(s) of Receipt.

However, neither DBM nor AEP shall be under any obligation to install such compression facilities, but if DBM does so, DBM shall charge AEP the Compression Fee set forth in Section 6.1(c) for such service. If neither Party elects to install compression facilities for such Point(s) of Receipt, then such Point(s) of Receipt shall be released from the terms of this Agreement and the Transportation Interests insofar only as Gas that may be produced to such Point(s) of Receipt shall automatically revert back to AEP upon the written request of AEP.
Section 4.2    Custody. AEP shall have custody and control of its Gas prior to such Gas being delivered hereunder to DBM at the Point(s) of Receipt and AEP shall be solely responsible for any damages, losses, or injuries caused by or related to the Gas. DBM shall take custody and control of such Gas at the Point(s) of Receipt and shall be solely responsible for any injuries or damages caused by or related to its custody of the Gas from the Points of Receipt until such Gas is delivered at the Point(s) of Delivery; at which time AEP or AEP’s Transporter shall have custody of such Gas and DBM shall no longer be responsible for any damages, losses or injuries caused by or related to the Gas. Subject to Section 12.1 and Section 12.2, the Party who has custody of the Gas shall be responsible for and shall indemnify the other Party with respect to any losses, injuries, claims, liabilities or damages, caused thereby and occurring while the Gas is in its custody, as set out or limited elsewhere in this Agreement. AEP shall retain title to its Gas at all times while such Gas is in the custody and control of DBM.
Section 4.3    Availability Factor. DBM shall endeavor to, but does not guaranty, that it will maintain a weighted average Gas compressor availability of ***% (weighted by compressor throughput capacity) (the “Availability Factor”) each calendar quarter. If the Availability Factor for a calendar quarter is less than ***%, then DBM will invest the reasonably necessary capital to achieve the ***% Availability Factor.

ARTICLE V
QUALITY
Section 5.1    Quality. Except as provided below, AEP’s Gas delivered to DBM by AEP in accordance with this Agreement will be commercially free of hazardous waste as defined in the Resources Conservation Recovery Act, 42 USC § 690.1, et. seq, mercury, and substances which may be injurious to pipelines, meters or other facilities of the System, or which may interfere with processing, transmission, or commercial utilization of such Gas. Additionally, the AEP’s Gas will conform to the following specifications (the “Specifications”):

(a)	Nitrogen	Not more than ***% by volume
(b)	Oxygen	Not more than *** PPM
(c)	Carbon Dioxide	Not more than ***% by volume
(d)	Hydrogen Sulfide	Not more than *** PPM
(e)	Mercaptan Sulfur	Not more than *** grain per *** cubic feet
(f)	Total Sulfur	Not more than *** *** per *** cubic feet
(g)	Free Water	***
(h)	Heating Value Lean Gas	Not more than *** Btu per cubic foot

(i)	Heating Value Rich Gas	Not less than *** Btu per cubic foot
(j)	Temperature	Not less than ***° and not more than ***° Fahrenheit

DBM will not be required to accept at any Points of Receipt any of AEP’s Gas tendered by AEP under this Agreement until such Gas conforms to the Specifications.
Section 5.2    Carbon Dioxide and Hydrogen Sulfide. AEP agrees that, to the extent AEP’s Gas at a Points of Receipt contains carbon dioxide in excess of the *** percent (***%) by volume, DBM shall have the right and option to either (a) refuse to accept such Gas, or (b) accept such Gas and charge the CO2 Treating Fee as provided in Section 6.1(b). AEP agrees that, to the extent AEP’s Gas at a Points of Receipt contains hydrogen sulfide in excess of *** (***) PPM by volume, DBM shall have the right and option to either (x) refuse to accept such Gas, or (y) accept such Gas and charge the H2S Disposal Fee as provided in Section 6.1(d).
Section 5.3    Non-Conforming Gas. If AEP becomes aware that any of its Gas fails to conform to the Specifications (“Non-Conforming Gas”), then as soon as reasonably practicable after becoming aware of such condition, AEP shall give written notice to DBM of the Non-Conforming Gas and the manner in which such Non-Conforming Gas does not conform to the Specifications. If DBM becomes aware that any of AEP’s Gas fails to conform to the Specifications, then as soon as reasonably practicable after becoming aware of such condition, DBM shall give written notice to AEP of the Non-Conforming Gas and the manner in which such Non-Conforming Gas does not conform to the Specifications. If AEP’s Gas delivered to a Point of Receipt fails to meet the Specifications, then AEP shall cause such Gas to meet the Specifications. DBM will have the right to refuse to accept Non-Conforming Gas from AEP to the extent, and for so long as, AEP is unable to deliver Gas conforming to the Specifications or, at DBM’s sole discretion, accept such Non-Conforming Gas and charge AEP a mutually agreeable Non-Conforming Gas fee, provided that even if the Parties mutually agree on a Non-Conforming Gas fee, DBM may, in its sole discretion, cease accepting Non-Conforming Gas at any time. If DBM at any time accepts delivery of Non-Conforming Gas, that acceptance will not constitute a waiver of this provision with respect to any future delivery of Gas. AEP AGREES TO ASSUME ALL LIABILITY FOR, AND AGREES TO PROTECT, DEFEND, RELEASE, INDEMNIFY AND HOLD HARMLESS DBM’S INDEMNITEES AGAINST, ANY COSTS, EXPENSES, LOSSES, DAMAGES AND LIABILITIES TO THE EXTENT CAUSED BY AEP’S NON-CONFORMING GAS, but only to the extent DBM did not knowingly accept AEP’s Non-Conforming Gas. In addition, if AEP’s Non-Conforming Gas is delivered into DBM’s System without the prior knowledge of DBM, and the quality deficiency of that Gas damages any person’s (including DBM’s) pipelines or facilities, AEP AGREES TO ASSUME ALL LIABILITY FOR, AND AGREES TO PROTECT, DEFEND, RELEASE, INDEMNIFY AND HOLD HARMLESS DBM’S INDEMNITEES AGAINST, ALL DAMAGES TO SUCH FACILITIES CAUSED BY, OR TO THE EXTENT CONTRIBUTED TO BY, AEP’S NON-CONFORMING GAS. Notwithstanding the foregoing, in no event will AEP be responsible for the payment of DBM’s or its Affiliates’ Consequential Damages, and DBM hereby waives any and all claims it may have against AEP for such Consequential Damages on behalf of itself or its Affiliates, arising in connection with this Agreement, REGARDLESS OF FAULT. Further, the Parties understand and agree that the indemnity and defense obligations contained in this Section 5.3 do not include indemnification for any exemplary or punitive damages under any applicable law or otherwise.

Section 5.4     Redelivery of Gas. DBM AGREES TO ASSUME ALL LIABILITY FOR, AND AGREES TO PROTECT, DEFEND, RELEASE, INDEMNIFY AND HOLD HARMLESS AEP’S INDEMNITEES AGAINST, ANY COSTS, EXPENSES, LOSSES, DAMAGES AND LIABILITIES TO THE EXTENT CAUSED BY DBM’S DELIVERY OF GAS (WHETHER SOURCED FROM NON-CONFORMING GAS OR CONFORMING GAS) TO A DOWNSTREAM TRANSPORTER THAT DOES NOT CONFORM TO SUCH DOWNSTREAM TRANSPORTERS’ QUALITY SPECIFICATIONS, but only to the extent AEP delivered into DBM’s System Gas conforming to the Specifications or DBM knowingly accepted AEP’s Non-Conforming Gas. Notwithstanding the foregoing, in no event will DBM be responsible for the payment of AEP’s or its Affiliates’ Consequential Damages, and AEP hereby waives any and all claims it may have against DBM for such Consequential Damages on behalf of itself or its Affiliates, arising in connection with this Agreement, REGARDLESS OF FAULT. Further, the Parties understand and agree that the indemnity and defense obligations contained in this Section 5.4 do not include indemnification for any exemplary or punitive damages under any applicable law or otherwise.
ARTICLE VI
GATHERING RATE
Section 6.1    Fees. For the services provided herein, DBM will charge AEP the following fees:
(a)    Gathering Fee: DBM will charge AEP a fee (in $/Mcf or $/MMBtu as applicable) that will apply to all AEP’s Gas received at the Point(s) of Receipt as set out below (the “Gathering Fee”). The Parties acknowledge and agree that the Gathering Fee set forth in this Section 6.1(a) includes DBM’s recovery of and return on capital, while the other fees in this Agreement only include recovery of non-capital costs. Therefore, capital costs associated with such other fees will be included in the cost of service calculation pursuant to Section 6.3. For example, capital expense for compression facilities will be included in the cost of service calculation pursuant to Section 6.3 notwithstanding the Compression Fee in Section 6.1(c).
(i)    The Gathering Fee for Lean Gas shall be $***/MMBtu (“Lean Gathering Fee”).
(ii)    The Gathering Fee for Rich Gas receiving High Pressure Service (“HP Rich Gathering Fee”) and Gathering Fee for Rich Gas receiving Low Pressure Service (“LP Rich Gathering Fee”) shall be as follows:

Calendar Year	HP Rich Gathering Fee	LP Rich Gathering Fee
2018-2027	$***/Mcf	Cost of service as determined by DBM each calendar year pursuant to Section 6.3 below; subject to adjustment by the Rate Reduction Incentive set out in Section 6.4 below.
2028-2032	$***/Mcf	Fixed rate equal to $***/Mcf.

(b)    CO2 Treating Fee: DBM will charge AEP a fee (per Mcf) that will apply to all AEP’s Gas received at the Point(s) of Receipt in accordance with this Agreement containing more than *** mole percent (***%) carbon dioxide according to the following table (the “CO2 Treating Fee”), provided that DBM’s acceptance of Gas that contains carbon dioxide in excess of the Specifications shall not be deemed a waiver of any of DBM’s rights and remedies under this Agreement.

CO2 Content (mole %)	Total CO2 Treating Fee ($/Mcf)
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

(c)    Compression Fee: DBM will charge AEP a fee equal to $*** per Mcf for each stage of compression for compressing AEP’s Gas (the “Compression Fee”). For example, if 1 Mcf of gas receives three (3) stages of compression, the total Compression Fee shall be equal to $*** per Mcf.
(d)    H2S Disposal Fee: DBM will charge AEP a fee (per Mcf) will apply to all AEP’s Gas received at the Point(s) of Receipt in accordance with this Agreement containing more than *** (***) PPM by volume of hydrogen sulfide according to the following table (the “H2S Disposal Fee”), provided that DBM’s acceptance of Gas that contains hydrogen sulfide in excess of the Specifications shall not be deemed a waiver of any of DBM’s rights and remedies under this Agreement:

H2S (PPM)	Total H2S Disposal Fee ($/Mcf)
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

Section 6.2    Electricity Costs Recovery. The Parties agree that if, after the Effective Date, DBM utilizes electricity or other energy sources to power Gas compressors or other operational facilities to provide the services hereunder, then the Parties will amend this Agreement as necessary to provide DBM with the opportunity to recover the cost of such electricity or other energy sources. .
Section 6.3    Cost of Service. The LP Rich Gathering Fee ($/Mcf) for the System shall be a cost of service-based rate determined such that the annual sum of revenue less expenses less capital (“Free Cash Flows”), when discounted at *** percent (***%), sum to a net present value of zero (the “IRR Calculation”). The IRR Calculation shall use all Free Cash Flows from January 1, 2008 through December 31, 2027. The IRR Calculation will utilize Excel’s XNPV and XIRR formula functions and assume mid-year discounting.
The LP Rich Gathering Rate shall be redetermined annually, effective on January 1st, by DBM to generate the IRR Calculation the (“Annual Rate Redetermination”). Actual volumes, revenues (including the revenues from the fees set forth in Section 6.1 above), expenses and capital will be used from January 1, 2008 up to the current year (“Actualized Data”), provided that estimates may be used for the immediately preceding year to the extent that actual volumes, revenues, expenses and/or capital are unavailable. Forecasted volumes, revenues (including the revenues from the fees set forth in Section 6.1 above), expenses and capital (“Forecast”) will be used for the current year forward. In the event the Forecast is not available in time to make the Annual Rate Redetermination for the current year’s January billing cycle, the immediately preceding year’s rate will be extended until such time as the adjusted rate can be determined which will then be deemed to be effective January 1 of the current year. Notwithstanding the above and for the avoidance of doubt, adjustments to any prior period Actualized Data shall be incorporated in the Annual Rate Redetermination.
An example of the output of the model used to calculate the cost of service rate is included as Exhibit “F” hereto.
Section 6.4    Rate Reduction Incentive. For each Incentive Period shown on the following table, if AEP delivers and DBM receives a volume of Rich Gas (in Mcf) at the Point(s) of Receipt greater than or equal to the applicable Cumulative Volume Threshold, then the corresponding Rate Reduction shall apply to the LP Rich Gathering Fee in the applicable Rate Reduction Period. The Rate Reductions are cumulative and shall be applied such that the LP Rich Gathering Fee is calculated to achieve the target IRR and then the LP Rich Gathering fee is reduced by the applicable Rate Reduction(s). For example, if AEP achieves the Cumulative Volume Threshold in each of the three (3) Incentive Periods, then the LP Rich Gathering Fee shall be reduced by $***/Mcf (i.e., 3 x $***/Mcf) in 2027.

Incentive Period	Years Included	Cumulative Volume Threshold (Mcf)	Rate Reduction	Rate Reduction Period
1	2018-2024	***	$***/Mcf	2025-2027
2	2018-2025	***	$***/Mcf	2026-2027
3	2018-2026	***	$***/Mcf	2027

Section 6.5    Escalation. The LP Rich Gathering Fee will adjust on January 1, 2029 and each January 1st thereafter by multiplying the then current fee by ***. Each of the other fees set forth in Section 6.1 will adjust on January 1, 2033 and each January 1st thereafter by multiplying the then current fee by ***.

ARTICLE VII
MEASUREMENT AND TESTS
Section 7.1    Measurement Equipment. DBM will install, own, operate and maintain industry standard type measurement equipment necessary to measure AEP’s Gas gathered at each Point of Receipt. The volume of Gas will be measured by a primary and secondary/tertiary measurement device that is accepted by industry, state, and federal regulatory agencies. The most common primary devices are orifice or ultrasonic meter tubes. These devices shall comply with the American Petroleum Institute – Manual of Petroleum Measurement Standards, Chapter 14.3 (latest revision), and American Gas Association Reports No. 3 and No. 9 (latest revisions), where applicable. The secondary measurement device shall be an electronic flow meter (“EFM”) that includes a temperature recording system. The EFM shall meet and be capable of performing volume calculations according to the current standards prescribed in the American Gas Association Report No. 3, Orifice Metering of Natural Gas and Other Hydrocarbon Fluids, Parts 1-4 (latest revisions), and shall comply with the American Petroleum Institute – Manual of Petroleum Measurement Standards, Chapter 21, Section 1 – Electronic Gas Measurement (latest revision).
Section 7.2    Meter Testing. DBM will test the measurement equipment in service at least semi-annually. AEP shall have the right to request that DBM test (at AEP’s sole cost and expense) the measurement equipment between the regular semi-annual tests.
Section 7.3    Equipment Inaccuracies. If, upon any test, the measurement equipment at any Points of Receipt is found to be inaccurate, and the average hourly inaccuracy in the computed receipts is not more than *** percent (***%) of the average hourly rate of Gas flow on the Day of the most recent accurate test, then previously calculated receipts will be considered correct in computing the deliveries of AEP’s Gas under this Agreement, but such equipment will immediately be adjusted to record accurately. If, upon any test, the measurement equipment is found to be inaccurate, and the average hourly inaccuracy in the computed receipts is more than *** percent (***%) of the average hourly rate of Gas flow on the Day of the most recent accurate test, then any previous recordings of such equipment will be corrected to zero error for any period which is known definitely or agreed upon. If such period is not known definitely or agreed upon, then such correction will be made for one half the period since the date of the last meter test, but in no event shall any adjustment extend back beyond six (6) Months from the date the error was first made known by one Party to the other, so long as the meter testing is in compliance with Section 7.2.

Section 7.4    AEP Meters. AEP will be entitled to install and operate, at its own expense; at any Points of Receipt an industry standard meter such as will enable AEP to check the volume of AEP’s Gas delivered at such Point. Should Gas pulsation problems occur upstream of DBM’s meter at a Point of Receipt, AEP will promptly take all actions necessary to mitigate such pulsation. If AEP exercises this right of installing and operating a check meter, then, in the event of failure of DBM’s meter to register accurately at any time, the registration of AEP’s check meter, if accurately indicating within the tolerances provided above, will be used to determine the volume of Gas delivered to DBM until such time as DBM’s meter is adjusted, repaired, or replaced. If AEP’s check meter is used for the purpose of determining the quantity and/or quality of Gas delivered to DBM, AEP’s meter will be tested at least semi-annually. DBM shall have the right to request that AEP test (at DBM’s sole cost and expense) such check meter between the regular semi-annual tests.
Section 7.5    Remedies for Meter Failure or Repair. If DBM’s meter is out of repair or is being tested, or if DBM’s meter becomes inoperative and manifestly in error, and AEP has not installed a check meter as herein provided, or if such check meter has been installed and fails to record accurately, then the volume of AEP’s Gas delivered during the period DBM’s meter was inoperative will be determined upon the basis of the best data available, using one of the following methods:
(a)    by correcting the error if the percentage of error is ascertainable by calibration, test or mathematical calculation; or
(b)    if the percentage of error is not ascertainable by calibration, test or mathematical calculation, then by determining the volume delivered by reference to deliveries during the most recent preceding period under similar conditions when the meter was registering accurately.
Section 7.6    AEP Volume Measurement. The quantity of AEP’s Gas received will be determined as follows:
(a)    The unit of volume for measurement of Gas delivered hereunder shall be one thousand (1,000) Cubic feet of Gas at a base temperature of sixty degrees Fahrenheit (60°F) and at an absolute pressure base of 14.65 psia.
(b)    The average absolute atmospheric (barometric) pressure will be assumed to be 13.2 pounds per square inch irrespective of actual elevation or location of the Points of Receipt above sea level or variations in actual barometric pressure from time to time.
(c)    The arithmetic average determined to the nearest 1° Fahrenheit of the temperatures recorded each day, or a fraction of such day if AEP’s Gas is not delivered continuously during such day, will be used in calculating the AEP’s Gas volume. If for any reason DBM’s recording thermometer is out of service, AEP’s recording thermometer, if one is installed and operative, will be used in the calculation of the AEP’s Gas volume.
(d)    Deviation from Boyle’s Law at the pressure, specific gravity and temperatures upon delivery shall be calculated as outlined or described in American Gas Association Report No. 8, Compressibility Factors of Natural Gas and Other Related Hydrocarbon Gases and any supplements thereto and modifications thereof as mutually agreed to by the Parties.

(e)    In determining the volume of AEP’s Gas delivered through the meter during a daily period, an EFM will be programmed with the applicable factors and will be used in determining the volume of AEP’s Gas delivered through the meter on a real time basis. Such EFM will be of standard manufacture.
(f)    DBM shall determine the Gas stream composition, specific gravity, and gross Heating Values based on any of the following: spot samples, composite samples, on-line Gas chromatograph analysis or portable Gas chromatograph analysis. The component analysis of the Gas shall be performed by Gas chromatography in accordance with Gas Processor’s Association Standards 2261 and 2172 (latest revisions). Gas samples shall be obtained in accordance with the procedures set forth in the Gas Processor’s Association Standard 2166, Obtaining Natural Gas Samples for Analysis by Gas Chromatography (latest revision), and American Petroleum Institute – Manual of Petroleum Measurement Standards, Chapter 14.1, Section 1 (latest revision). Samples will be taken not less than quarterly, but may be taken more often if deemed necessary by DBM or reasonably requested by AEP, provided that AEP shall be responsible for the costs of collecting and testing any additional samples taken at its request.
(g)    Tests for the oxygen, carbon dioxide, sulphur, and hydrogen sulfide content of the Gas delivered hereunder shall be made as often as deemed necessary by DBM, by means commonly used and accepted in the industry.
Section 7.7    Representative Present at Testing. AEP and DBM will have the right to have representatives present at any time that the other’s measurement equipment is installed, read, cleaned, changed, repaired, inspected, calibrated, or adjusted or at any time AEP’s Gas is sampled or tested. AEP and DBM will each give the other reasonable notice prior to the time of all tests so that the other may conveniently have its representatives present. Measurement and testing records will remain the property of their owner, but upon request each Party will submit to the other its records and charts, together with calculations therefrom, for inspection and verification, subject to return within thirty (30) days after receipt thereof.
Section 7.8    Data Retention. Each Party will preserve for the use of both Parties, for a period of two (2) years, all test data, charts, and other similar records pertaining to the gathering of AEP’s Gas.
Section 7.9    Settlement Data. DBM shall provide to AEP or AEP’s designee information reasonably sufficient to allow AEP or its designee to allocate gas processing products (i.e., residue gas, condensates, natural gas liquids) to each Point of Receipt.
ARTICLE VIII
BILLINGS AND PAYMENT
Section 8.1    Invoice. On or before the last Day of the Month following the Month of receipt and delivery of AEP’s Gas, DBM shall furnish, or cause to be furnished, a statement and invoice to AEP showing the quantity of AEP’s Gas received at each Point of Receipt, the total quantity of Gas delivered at the Point(s) of Delivery, the applicable Heating Value, and the total amount due DBM. On or before the tenth (10th) Day following the date DBM’s invoice is sent (the “Due Date”), AEP shall make payment to DBM at the address shown in Article X hereof. If AEP, in good faith, disputes the amount of any such statement and invoice or any part thereof, AEP shall pay such amount as it concedes to be correct; provided, however, that if AEP disputes the amount due, it must provide supporting documentation acceptable in industry practice to support the amount paid or disputed. In the event the Parties are unable to resolve such dispute, either Party may pursue any remedy available at law or in equity to enforce its rights pursuant to this Section 8.1. If AEP is ultimately determined to owe any unpaid, disputed amount, it shall also pay interest on such amount as determined pursuant to Section 8.2.
Section 8.2    Interest. Commencing on the Day following the Due Date, interest shall accrue on any unpaid balance at the “Prime Rate” per annum published daily in the Wall Street Journal in the “Money Rates” column, plus *** percent (***%), until same is paid, compounded quarterly; provided, however, that such rate shall not exceed the maximum lawful rate established in the state where the Delivery Point(s) is/are located. In the event the Prime Rate plus *** percent (***%) exceeds the maximum lawful rate, the applicable interest rate shall be the maximum lawful rate. Interest shall be calculated on the basis of a 365 (or 366, as the case may be) day-year for the actual Days elapsed.
Section 8.3    Books & Records. Each Party shall have the right at reasonable hours to examine the books, records, EGM data and charts of the other Party to the extent necessary to verify the accuracy of any statement, charge, computation, or payment made pursuant to the provisions of this Agreement. Any such examination shall be conducted during normal business hours and in the appropriate office of the Party owning such books, records, EGM data and charts, as mutually agreed to by DBM and AEP. If any such examination reveals any inaccuracy in any billing or payment theretofore made, the necessary adjustment in such billing and payment shall be promptly made, provided that no adjustment for any billing shall be made and payments shall be considered final after the lapse of two (2) years from the rendition thereof, except to the extent that either Party has noted a specific exception to the other Party in writing during that period.
ARTICLE IX
TERM
Section 9.1    This Agreement shall become effective as of the Effective Date first written above, and shall remain in full force and effect for a primary term of fifteen (15) years (the “Primary Term”), and continue from year to year thereafter (each an “Annual Renewal”), unless terminated by either Party at the expiration of the primary term, or any year thereafter, by providing not less than ninety (90) days prior written notice to the other Party. The Primary Term and all Annual Renewals are, together, (the “Term”). Termination of this Agreement shall not relieve either Party from any obligations previously accrued hereunder.
ARTICLE X
NOTICES
Section 10.1    All notices authorized or required between the Parties, and required by any of the provisions of this Agreement, shall be effective when received, unless otherwise specifically provided, be given in writing by United States mail, postage or charges prepaid, overnight delivery sent by email as long as confirmed by a non-automated reply, or telefax with printed confirmation, and addressed to the Party to whom the notice is given at the following respective addresses:

If to DBM
Delaware Basin Midstream, LLC
1201 Lake Robbins Drive
The Woodlands, Texas 77380
FAX:    (832)636-5130
Email: MidstreamCS@Anadarko.com
Attn.:    Midstream Contract Administration

If to AEP
Anadarko E&P Onshore LLC
1201 Lake Robbins Drive
The Woodlands, Texas 77380
FAX:    (832) 636-5130
Email: MidstreamCS@Anadarko.com
Attn.:    Midstream Contract Administration
Either Party may change any address under this Article V by giving prior written notice to the other Party.
ARTICLE XI
FORCE MAJEURE
Section 11.1    Force Majeure. Except for a Party’s failure to make payments as required hereunder, neither Party shall be liable to the other Party for failure to perform any of its obligations pursuant to this Agreement to the extent such performance is hindered, delayed or prevented by Force Majeure.
Section 11.2    Notice. A Party unable, in whole or in part, to carry out its obligations under this Agreement due to Force Majeure shall deliver notice to the other Party. A Party’s initial notice of Force Majeure may be delivered in non-written form, provided that written notification with reasonably full particulars of the event or occurrence is delivered as soon as reasonably possible.
Section 11.3    Reasonable Efforts. A Party claiming Force Majeure shall diligently pursue all reasonable efforts to remove the cause, condition, event or circumstance of Force Majeure, shall promptly deliver notice to the other Party of the termination of conditions of Force Majeure, and shall resume performance of any suspended obligation as soon as reasonably possible after termination of such Force Majeure.
Section 11.4    Definition. For purposes herein, “Force Majeure” means causes, conditions, events or circumstances beyond the reasonable control of the Party claiming Force Majeure. Such causes, conditions, events and circumstances include a ***, acts of God, terrorism, strikes, lockouts or other industrial disturbances, acts of the public enemy, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, storms, floods, washouts, arrests and restraints of rulers and people, arrests and restraints of federal, state, tribal or local governmental or judicial authorities, the inability to obtain necessary materials or supplies at reasonable market costs, the inability to obtain necessary permits due to existing or future rules, orders and laws of federal, state, tribal or local governmental or judicial authorities, interruptions by federal, state, tribal or local government or court orders, present and future orders of any regulatory body having proper jurisdiction, civil disturbances, explosions, sabotage, and partial or entire loss of market. Breakage of or accident to machinery or lines of pipe, the necessity for making inspections, maintenance (planned or unplanned), repairs, replacements, relocations or alterations to machinery or lines of pipe, freezing of wells or lines of pipe, and partial or entire failure of wells are Force Majeure events if the Party claiming Force Majeure has not caused the event and the cause of the event was out of the control of such Party. Force Majeure includes any other causes, whether of the kind enumerated herein or otherwise not within the control of the Party claiming Force Majeure and which by the exercise of due diligence such Party is unable to overcome, such as the inability to acquire, or delays in acquiring, at reasonable market cost and after the exercise of reasonable diligence, any servitude, right-of-way grants, permits, or licenses required to be obtained to enable such Party to fulfill its obligations hereunder. A Party may not claim an event of Force Majeure due to such Party’s inability to be profitable, to secure funds, to arrange bank loans or other financing, or to obtain credit.
ARTICLE XII
INDEMNITY
Section 12.1    Indemnification by AEP. Subject to Section 12.3 and to the indemnity obligations in Sections 4.4 and 5.3, but notwithstanding any other provision in this Agreement to the contrary, AEP AGREES TO ASSUME ALL LIABILITY FOR AND AGREES TO PROTECT, DEFEND, RELEASE, INDEMNIFY AND HOLD DBM, AND VENTURERS, GENERAL PARTNER AND AFFILIATED COMPANIES, IF ANY, AND THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, INSURERS AND THEIR SUBCONTRACTORS OF EVERY TIER AND THEIR EMPLOYEES, (HEREAFTER REFERRED TO AS “DBM INDEMNITEES” OR “DBM’S INDEMNITEES”), FREE AND HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, LIENS, DEMANDS AND CAUSES OF ACTION OF EVERY KIND AND CHARACTER, (EXCEPT PUNITIVE OR EXEMPLARY DAMAGES) INCLUDING, BUT NOT LIMITED TO, THE AMOUNTS OF JUDGMENTS, PENALTIES, INTEREST, COURT COSTS, INVESTIGATION EXPENSES AND COSTS AND ATTORNEY’S AND LEGAL FEES INCURRED BY DBM INDEMNITEES, IN DEFENSE OF SAME, ARISING IN CONNECTION WITH:
(i) BODILY INJURY AND/OR DEATH TO AEP’S EMPLOYEES, AEP’S SUBCONTRACTORS OF EVERY TIER AND THEIR EMPLOYEES, AND AEP’S INVITEES;
(ii) DAMAGE TO THE PROPERTY OF AEP’S EMPLOYEES AND AEP’S SUBCONTRACTORS OF EVERY TIER AND THEIR EMPLOYEES, AND AEP’S INVITEES; AND/OR
(iii) DAMAGE TO OR LOSS OR DESTRUCTION OF AEP’S PROPERTY;ARISING OUT OF OR RESULTING FROM THE PERFORMANCE OF THIS AGREEMENT, WITHOUT REGARD TO THE CAUSE OR CAUSES OF ANY CLAIM, INCLUDING, WITHOUT LIMITATION, CLAIMS CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT, CONCURRENT, COMPARATIVE, CONTRIBUTORY, ACTIVE, PASSIVE, GROSS, OR OTHERWISE), WILLFUL MISCONDUCT, STRICT LIABILITY, OR OTHER FAULT, OF ANY MEMBER OF

DBM INDEMNITEES, AEP INDEMNITEES AND/OR INVITEES OR THIRD PARTIES, AND WHETHER OR NOT CAUSED BY A PRE-EXISTING CONDITION (“REGARDLESS OF FAULT”).
The indemnity obligations set forth in this paragraph shall include any medical, compensation, or other benefits paid by any member of DBM Indemnitees and shall apply even if the employee is determined to be the borrowed or statutory employee of any member of DBM Indemnitees.
Section 12.2    Indemnification by DBM. Subject to Section 12.3 and to the indemnity obligations in Section 5.4, but notwithstanding any other provision in this Agreement to the contrary, DBM AGREES TO ASSUME ALL LIABILITY FOR AND AGREES TO PROTECT, DEFEND, RELEASE, INDEMNIFY AND HOLD AEP, ITS JOINT OWNERS AND VENTURERS, GENERAL PARTNER AND AFFILIATED COMPANIES, IF ANY, ITS AND THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, INSURERS AND ITS SUBCONTRACTORS OF ANY TIER AND THEIR EMPLOYEES, (HEREAFTER REFERRED TO AS “AEP INDEMNITEES” OR “AEP’S INDEMNITEES”), FREE AND HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, LIENS, DEMANDS AND CAUSES OF ACTION OF EVERY KIND AND CHARACTER, (EXCEPT PUNITIVE OR EXEMPLARY DAMAGES) INCLUDING, BUT NOT LIMITED TO, THE AMOUNTS OF JUDGMENTS, PENALTIES, INTEREST, COURT COSTS, INVESTIGATION EXPENSES AND COSTS AND ATTORNEY’S AND LEGAL FEES INCURRED BY AEP INDEMNITEES, IN DEFENSE OF SAME, ARISING IN CONNECTION WITH:
(i) BODILY INJURY AND/OR DEATH TO DBM’S EMPLOYEES, DBM’S SUBCONTRACTORS AND THEIR EMPLOYEES, AND DBM’S INVITEES;
(ii) DAMAGE TO THE PROPERTY OF DBM’S EMPLOYEES AND DBM’S SUBCONTRACTORS OF EVERY TIER AND THEIR EMPLOYEES, AND DBM’S INVITEES; AND/OR
(iii) DAMAGE TO OR LOSS OR DESTRUCTION OF DBM’S PROPERTY;
ARISING OUT OF OR RESULTING FROM THE PERFORMANCE OF THIS AGREEMENT, REGARDLESS OF FAULT.
The indemnity obligations set forth in this paragraph shall include any medical, compensation, or other benefits paid by any member of AEP Indemnitees and shall apply even if the employee is determined to be the borrowed or statutory employee of any member of AEP Indemnitees.
Section 12.3    Waiver of Damages. Notwithstanding any provision in this Agreement to the contrary, this Agreement does not authorize one Party to sue for or collect from the other Party its own special, consequential losses or indirect damages, lost profits, loss of revenue, loss of savings, loss or deferment of production, loss of use, loss of Agreement, or business interruption whether or not the foregoing are direct or indirect (collectively “Consequential Damages”) and each Party hereby waives on behalf of itself and its Affiliates any and all claims it may have against the other Party and its Affiliates and agrees to indemnify the other Party and its Affiliates from and against all claims, for its own and its Affiliates’ Consequential Damages, arising in connection with this Agreement, Regardless of Fault.

Furthermore the Parties understand and agree that the indemnity obligations contained in this Agreement do not include indemnification for punitive or exemplary damages under any law or otherwise.
Section 12.4    Insurance. In support of the indemnity obligations contained in this Agreement, each Party shall carry coverage and amounts of liability insurance of no less than $*** per occurrence. To the extent of the liabilities assumed by the named insured herein, each Party will require their insurers to waive their right of subrogation against and add as additional insured AEP Indemnitees or DBM Indemnitees, whichever is applicable. AEP shall have the right to self-insure all or any portion of the insurance required herein, and the liability insurance may be a combination of primary insurance and excess insurance coverage.
ARTICLE XIII
REGULATIONS AND CHOICE OF LAW
Section 13.1    Laws. This Agreement is subject to all valid orders, laws, rules and regulations of duly constituted governmental authorities having jurisdiction or control over the Parties, their facilities or Gas supplies, this Agreement or any provisions hereof. If at any time during the period of gathering of Gas hereunder, any such governmental authority shall take or threaten to take any action as to any Party whereby the delivery, gathering, and redelivery of Gas, as contemplated hereunder, shall be proscribed or possibly subjected to terms, conditions, restraints or regulations (including without limitation by enumeration, rate or price controls or ceilings) that, in the sole judgment of the Party affected would be adverse or unduly burdensome to that Party, such Party may, upon written notice, terminate this Agreement without further liability, except as to obligations previously accrued.
Section 13.2    Choice of Law. As to all matters of construction and interpretation, this Agreement shall be interpreted, construed and governed by the laws of the State of Texas without reference to the law regarding conflicts of law, and the venue to resolve any dispute hereunder shall be Houston, Texas. Each Party expressly waives all rights to a trial by jury for disputes arising from or under this Agreement.
ARTICLE XIV
WARRANTY
Section 14.1    Warranty. AEP hereby warrants title to or the right to deliver AEP’s Gas tendered to DBM under this Agreement, and AEP agrees to indemnify DBM from all suits, actions, accounts, damages, costs, losses and expenses arising from or out of adverse claims of any or all persons regarding said Gas, its components royalties, taxes, fees, or charges thereon.

Section 14.2    Suspension. DBM may, in addition to and without waiving any other rights hereunder, immediately suspend its services hereunder in the event that it has reason to believe either (i) that there is a title dispute as to Gas AEP delivered, or (ii) that any Gas delivered by AEP is being produced or delivered in violation of applicable regulations.
ARTICLE XV
MISCELLANEOUS
Section 15.1    Assignment. This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and assigns. However, neither Party may transfer or assign, in whole or in part, this Agreement or its rights and obligations hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned, or delayed; provided, however, that either Party will have the right to assign, in whole or in part, this Agreement or its rights and obligations hereunder to an Affiliate upon notice to, but without the consent of, the other Party. An assigning Party will not be released from its obligations under this Agreement unless the assignee of the Agreement expressly assumes the obligations of the assigning Party hereunder. No permitted assignment will affect or bind either Party until such Party has been provided notice and a copy of such assignment.
Notwithstanding the foregoing, the Parties agree and acknowledge that DBM’s consent to an AEP assignment, in whole or in part, of this Agreement in connection with the sale, transfer, or other conveyance of any Dedicated Lands to an unaffiliated third party shall be expressly conditioned upon said Dedicated Lands being subject to and bound by a Transportation Interest as described herein. For the avoidance of doubt, any transaction (or series of transactions) which results in any Dedicated Lands no longer being owned or controlled, directly or indirectly, by Anadarko Petroleum Corporation (or any successor thereof) shall be deemed a transfer of such Dedicated Lands requiring DBM’s consent and the grant of a Transportation Interest hereunder. The granting of the Transportation Interest by AEP (or unaffiliated third party if approved by DBM) shall be binding upon such unaffiliated third party and shall be in accordance with the general terms set forth below:

(a)
For good and valuable consideration, the receipt and sufficiency of which will be acknowledged, AEP will, to the maximum extent it has the right to do so, grant, bargain, sell, convey, transfer, assign and deliver unto DBM, from a time before the assignment until the end of the Term, unless earlier reverted in accordance with the terms of this Agreement, the sole and exclusive right to transport Gas from AEP’s assigned Dedicated Lands, specifically the right to gather, dehydrate, compress, meter and measure Gas that may be produced and saved therefrom (the “Transportation Interests”).

(b)
At the end of the Term or upon the earlier termination of this Agreement as to any Dedicated Lands in accordance with any express provision of this Agreement, all of DBM’s Transportation Interests applicable to such Dedicated Lands will revert automatically to AEP (or its assignee, as appropriate) or the other applicable owners thereof, and DBM shall execute and deliver to AEP (or its assignee, as appropriate) a recordable release and quitclaim in and to any rights, including Transportation Interests, in such Dedicated Lands.

(c)
The Transportation Interests conveyed to DBM will be subject to (i) the terms and conditions of this Agreement and (ii) with respect to third party non-operated interests, the rights (if any) of the owners of such interests to take in kind their share of Gas produced from the Dedicated Lands.

(d)
DBM and AEP agree, and the conveyance document shall affirmatively state, that (i) the rights and obligations respecting the Dedication and the Transportation Interest constitute a covenant running with the Interest of AEP in the Dedicated Lands, and as such shall be binding upon and enforceable by each Party and its permitted successors and assigns against the other Party and its successors and assigns respecting any part of a subject interest so assigned or conveyed, (ii) DBM and AEP intend that the conveyance of the Transportation Interests be a conveyance of a portion of AEP’s real property interests included in the Dedicated Lands (including the interests of others whose interests are represented or controlled by AEP insofar only as AEP has the power and authority to grant a Transportation Interest in the interests of such third parties), and (iii) DBM has a determinable real property interest carved out of the Dedicated Lands.

(e)
In connection with the release of Transportation Interests, if any, DBM and AEP shall execute and deliver any additional documents and instruments and perform any additional acts that may become reasonably necessary or appropriate to effectuate the reversion of such Transportation Interests.

(f)
AEP shall (and shall cause its Affiliates to) cause any conveyance of part or all of an Interest in the Dedicated Lands to be made expressly subject to this Transportation Interest and to cause all transferees to execute a written instrument in a form reasonably satisfactory to DBM acknowledging the conveyance of the Transportation Interests. DBM shall likewise cause any assignment or conveyance of the Transportation Interests to be made expressly subject to this Agreement. DBM and AEP shall promptly execute, acknowledge, deliver and record in the land records of the applicable jurisdiction(s) a short form Transportation Interest Conveyance in the form of Exhibit “H” (the “Conveyance”).

Section 15.2    Agreement Structure. All references in this Agreement to Articles, Sections, sub-Sections, Exhibits and other subdivisions refer to corresponding Articles, Sections, sub-Sections, Exhibits and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and will not constitute part of such subdivisions and will be disregarded in construing the language contained in such subdivisions. The words “this Agreement”, “herein”, “hereof”, “hereby”, “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. Pronouns in masculine, feminine and neuter genders will be construed to include any other gender. Examples will not be construed to limit, expressly or by implication, the matter they illustrate. The word “or” is not intended to be exclusive and the word “includes” and its derivatives means “includes, but is not limited to” and corresponding derivative expressions. No consideration will be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement.

Section 15.3    Governmental Action. If at any time after the Effective Date of this Agreement, a governmental, quasi-governmental, judicial or other authority, whether federal, state, local, international, or otherwise, takes or threatens to take any action or inaction as to any Party to this Agreement whereby the Gas, other hydrocarbon or inert substances, or any components thereof, or the transportation, or other services related thereto, will be proscribed or possibly subjected to terms, conditions, charges, fees, taxes, levies, imposts, restraints, regulations, or costs, including, without limitation, rate or price controls or ceilings, emissions or component allowances or burdens, or any other actions that would make it materially economically burdensome for one or more of the Parties, any affected Party may, upon at least thirty (30) days prior written notice to the other Party, require good faith renegotiation of the terms of this Agreement to cure, alleviate, or apportion such economic burden between the Parties. If such renegotiation does not result in mutually agreeable amended terms within sixty (60) Days following the beginning of such negotiations, the affected Party shall have the right, but not the obligation, upon at least thirty (30) Days’ additional written notice to the other Party, to terminate this Agreement.
Section 15.4    Adequate Assurance of Performance. When reasonable grounds for insecurity of payment arise, either Party may demand adequate assurance of performance. Adequate assurance shall mean sufficient security in the form and for the term reasonably specified by the Party demanding assurance, including, but not limited to, a standby irrevocable letter of credit or a prepayment, a security interest in an asset acceptable to the demanding Party or a performance bond or guarantee by a creditworthy entity. If a Party fails to provide adequate assurance of performance within three (3) business Days after receipt of the other Party’s request, then the requesting Party will have the right to suspend or reduce all services and obligations under this Agreement without prior notice and without limiting any other rights or remedies available to it under this Agreement or otherwise. If after initial failure to provide adequate assurance of performance a Party fails to cure the default by providing adequate assurance of performance within two (2) business Days, then the requesting Party shall have the right to terminate this Agreement with five (5) Days’ prior written notice to the other Party, in addition to any and all other remedies available hereunder.
Section 15.5    Unpaid Amounts. DBM may immediately suspend receipts from AEP hereunder in the event AEP has not paid any amount due DBM hereunder on or before the thirtieth (30th) Day following the date such payment is due or if AEP is in material breach of this Agreement. Each Party reserves to itself all other rights, set-offs, counterclaims, and other defenses which it is or may be entitled to arising from this Agreement.
Section 15.6    Conspicuousness. Each Party agrees that, to the extent required by applicable law to be effective, the provisions in this Agreement in bold-type are conspicuous for the purpose of any applicable law.
Section 15.7    Amendment. Any change, modification or alteration of this Agreement shall be in writing and signed by the Parties; and, no course of dealing between the Parties shall be construed to alter the terms of this Agreement.

Section 15.8    No Third Party Beneficiaries. The terms and provisions of this Agreement are for the sole benefit of AEP and DBM, and no third party is intended to benefit other than persons entitled to indemnification hereunder.
Section 15.9    Entire Agreement. This Agreement constitutes the entire agreement between and among the Parties regarding the subject matter of this Agreement, and supersedes any other agreements, whether written or oral, that may have been made or entered into by or between the Parties relating to the transactions contemplated by this Agreement.
Section 15.10    Further Assurances. The Parties agree to execute such additional documents, instruments, and agreements as may be necessary to effectuate the intents and purposes of this Agreement.
Section 15.11    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one instrument.
Section 15.12    Confidentiality. The Parties agree that this Agreement and all related information and data exchanged by them shall be maintained in strict and absolute confidence and no Party shall make any public disclosure thereof, except for disclosure: (i) pursuant to the contemplated (in good faith) or actual sale, disposition or other transfer (directly or indirectly) of a Party’s rights and interest in and to this Agreement, the System, or the Gas; (ii) pursuant to the contemplated (in good faith) or actual sale or other transfer (directly or indirectly) of all or substantially all of the assets of a Party; (iii) pursuant to the contemplated (in good faith) or actual sale, disposition or other transfer (directly or indirectly) of all of the equity interests of a Party; (iv) in conjunction with a contemplated (in good faith) or actual merger, consolidation, share exchange or other form of statutory reorganization involving a Party; (v) to co-owners of the Gas, consultants, accountants, rating agencies, royalty interest owners, lenders, insurers, investors, attorneys or other representatives with a need to know such information, provided that the disclosing Party shall remain liable for any use or disclosure by such receiving person(s) which the disclosing Party was not otherwise permitted to make pursuant to this Agreement; or (vi) as required to make disclosure in compliance with any applicable law or national securities exchange rule or requirement, in which event the disclosing Party shall notify the other Party as soon as practicable.
Section 15.13    It is the Parties’ express intent that neither this Agreement nor any course of conduct or course of performance hereunder constitutes or may be construed to constitute or create a joint venture, partnership, or any other similar arrangement between the Parties.
Section 15.14    If any provision herein is found to be unenforceable, or is required to be modified by a court or governmental authority, then only such unenforceable or modified provision is affected, and the remaining provisions herein are fully enforceable and without modification.
Section 15.15    The provisions herein survive termination of the Agreement only if expressly required to survive, or are otherwise required by their context to survive termination.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year written on the signature page hereto, to be effective as of the Effective Date.

DELAWARE BASIN MIDSTREAM, LLC		ANADARKO E&P ONSHORE LLC

By:	/s/ Gennifer F. Kelly	By:	/s/ Chad R. McAllaster
Name:	Gennifer F. Kelly	Name:	Chad R. McAllaster
Title:	SVP and COO	Title:	VP, Delaware Basin Development
Date:	October 8, 2018	Date:	October 2, 2018

EXHIBIT “A”

GAS GATHERING AGREEMENT
DATED JANUARY 1, 2018
BY AND BETWEEN
DELAWARE BASIN MIDSTREAM, LLC
AND
ANADARKO E&P ONSHORE LLC

Lean Gas Point(s) of Receipt

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A -1

EXHIBIT “B”
GAS GATHERING AGREEMENT
DATED JANUARY 1, 2018
BY AND BETWEEN
DELAWARE BASIN MIDSTREAM, LLC
AND
ANADARKO E&P ONSHORE LLC

DBM’s Point(s) Of Delivery

*** *** ***

B -1

EXHIBIT “C”

GAS GATHERING AGREEMENT
DATED JANUARY 1, 2018
BY AND BETWEEN
DELAWARE BASIN MIDSTREAM, LLC
AND
ANADARKO E&P ONSHORE LLC

GAS NOMINATIONS AND BALANCING

Daily Nominations. AEP shall nominate by 10:30 a.m. five (5) Business Days prior to each Month, through DBM’s written nomination form and in accordance with DBM’s nomination procedures, the quantity of Gas per Day (“Daily Nominated Quantity”) that AEP will deliver to DBM at each Point of Receipt and/or receive at each Point of Delivery (or pipeline interconnect, if available) for that Month. DBM, in its reasonable discretion, may accept nominations at such later time as operating conditions permit, and may waive any nomination requirement. Intra-Day or Intra-month nominations will be made in accordance with DBM’s nomination procedures. The quantities to be gathered shall be as agreed to by the Parties (the “Confirmed Nominations”). DBM shall have no obligation to gather AEP’s Gas on any Day for which AEP does not have a Confirmed Nomination. AEP shall use commercially reasonable efforts to deliver Gas to the Points of Receipt at a reasonably uniform daily rate of flow.

Right to Balance. The Parties agree that during the term hereof DBM shall have the right to operate its System and to accept and deliver Gas hereunder in such a manner as to maintain balance between receipts and deliveries of Gas subject to this Agreement as closely as possible. DBM will have the right and option (i) to refuse to accept AEP’s Gas in excess of its Confirmed Nominations at the Delivery Point, and (ii) to refuse to accept Gas delivery nominations at the Delivery Point if such nominations exceed the quantity of AEP’s Gas available at the Delivery Point.

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EXHIBIT “D”
GAS GATHERING AGREEMENT
DATED JANUARY 1, 2018
BY AND BETWEEN
DELAWARE BASIN MIDSTREAM, LLC
AND
ANADARKO E&P ONSHORE LLC

Curtailment and Release Procedures
From and after the Effective Date, DBM will provide Firm Service in the System for delivered Gas. DBM shall endeavor to regulate the flow of Gas in the quantities and at the times desired by DBM to prudently operate downstream facilities and/or to meet the fluctuating conditions of DBM’s markets. DBM may curtail service, in whole or in part, on all or any portion or portions of the System, at any time (i) for reasons of Force Majeure incurred by DBM, (ii) when, in DBM’s reasonable judgment, capacity obligations, capacity limitations, or operating conditions so require, (iii) following reasonable notice to AEP, when it is desirable or necessary to make modifications, repairs or operating changes to the System, (iv) due to AEP’s material breach of this Agreement, or (v) for any other reason expressly permitted herein (including, for example, AEP’s delivery of Non-Conforming Gas). In each case, DBM shall use reasonable efforts to identify and curtail only those producers whose Gas is delivered through the particular Receipt Point(s) or portion(s) of the System, which are subject to curtailment. If DBM restricts the flow of AEP’s Gas delivered to the Points of Receipt for any reason, then, subject to DBM’s operational and capacity needs, DBM will endeavor to (y) curtail the gathering and treating of Gas which is entitled to Interruptible Service before curtailing the gathering and treating of Gas which is entitled to Dedication Service or Firm Service; and (z) to curtail the gathering and treating of Gas which is entitled to Dedication Service before curtailing the gathering and treating of Gas which is entitled to Firm Service.
(a)    DBM may, with no liability to AEP, interrupt gathering services as necessary to test, alter, modify, enlarge, or repair any facility or property comprising a part of, appurtenant to, or otherwise relating to the operation of the System. Except in cases of unforeseen emergency, DBM shall give advance notice to AEP of its intention to interrupt services, stating the anticipated timing, duration and magnitude of each interruption in such notice.
(b)    Notwithstanding anything contained in this Agreement to the contrary, upon commercial operation of any Receipt Point, if DBM fails to take the full quantities of AEP’s Gas at such Points of Receipt (excluding (i) those instances when (A) DBM rejects AEP’s Gas because it fails to meet the quality specifications set forth in Section 5.1, (B) AEP fails to deliver Gas at a pressure sufficient to enter DBM’s System, and (ii) AEP’s material breach of this Agreement), the amount of Gas not received by DBM at such Points of Receipt shall be temporarily released from this Agreement, and AEP shall have the right to dispose of such Gas in any manner it desires, provided that such release shall terminate, and all of AEP’s Gas will again be subject to this Agreement, at such time as DBM is able to receive such Gas on a consistent basis at such Receipt Point.

D -1

(c)    If (i) DBM suspends, curtails, is unable or fails to take receipt of any volume of AEP’s Dedicated Gas at any Point of Receipt due solely to a Force Majeure event declared by DBM (excluding ***) not caused in part or in whole by AEP, (ii) such suspension, curtailment, or failure continues with respect to the same Force Majeure event declared by DBM for more than *** (***) Days within a year; and (iii) no event has occurred or condition exists that constitutes a material breach or violation of, or a failure to comply with, this Agreement on the part of AEP which remains uncured, then AEP, at its option, may request permanent release of the affected Gas from the Dedication and the Transportation Interests insofar only with respect to such affected Gas by delivering written notice thereof to DBM (which shall be granted within five (5) business Days after DBM’s receipt of such notice). In connection with the release of Transportation Interests pursuant to this Exhibit “D”, DBM and AEP shall execute and deliver any additional documents and instruments and perform any additional acts that may become reasonably necessary or appropriate to effectuate the reversion of Transportation Interests with respect thereto.
(d)    AEP agrees that the Gas received by DBM under this Agreement will constitute part of the supply of Gas from all sources in DBM’s System, and DBM has the right to commingle the Gas delivered by AEP pursuant to this Agreement with other Gas, to deliver molecules different from those received from AEP and, subject to DBM’s obligations hereunder, to handle the molecules received from AEP and others in any manner.
(e)    Notwithstanding anything in this Agreement to the contrary, AEP agrees that the temporary release (set forth in (b) above) and permanent release (set forth in (c) above) shall be the sole and exclusive remedy available to AEP for DBM’s failure(s) for any reason to receive AEP’s Gas at a Point of Receipt.

D -2

EXHIBIT “E”

GAS GATHERING AGREEMENT
DATED JANUARY 1, 2018
BY AND BETWEEN
DELAWARE BASIN MIDSTREAM, LLC
AND
ANADARKO E&P ONSHORE LLC

Dedicated Lands
Notwithstanding the below, the Dedicated Lands shall not include any Interests in lands dedicated to a third party as of the Effective Date including pursuant to the following gas gathering contracts: Anadarko E&P Onshore, LLC and Delaware Basin Midstream, LLC (#20919), Anadarko E&P Onshore, LLC and Anadarko Gathering Company, LLC (#20920), and Anadarko E&P Onshore, LLC and Delaware Basin JV Gathering LLC (#20921), provided that such lands shall automatically become Dedicated Lands, without any action of either party, upon the expiration or termination of such previous dedications. For clarity, neither AEP nor its Affiliates shall be obligated to terminate any prior dedications.

*** *** ***

The following legal description and map of the Dedicated Lands are provided for ease of reference. If there is a conflict between the above list of Dedicated Lands and the following legal descriptions and map, then the above list shall control.

Legal Descriptions of Dedicated Lands

*** *** ***

EXHIBIT “E-1”

*** *** ***

EXHIBIT “E-2”

*** *** ***

EXHIBIT “E-3”

*** *** ***

EXHIBIT “E-4”

*** *** ***

EXHIBIT “E-5”

*** *** ***

EXHIBIT “E-6”

*** *** ***

EXHIBIT “E-7”

*** *** ***

EXHIBIT “E-8”

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EXHIBIT “F”
GAS GATHERING AGREEMENT
DATED JANUARY 1, 2018
BY AND BETWEEN
DELAWARE BASIN MIDSTREAM, LLC
AND
ANADARKO E&P ONSHORE LLC

COST OF SERVICE CALCULATION

The cost of service rate will be calculated pursuant to an Excel model which is maintained in the business records of DBM. This Exhibit “F” includes an example of the output of such model.  AEP has been provided with an overview of such model and an opportunity to ask questions with respect to how it functions.

*** *** ***

F -1

EXHIBIT “G”
GAS GATHERING AGREEMENT
DATED JANUARY 1, 2018
BY AND BETWEEN
DELAWARE BASIN MIDSTREAM, LLC
AND
ANADARKO E&P ONSHORE LLC

Memorandum of Gas Gathering Agreement

STATE OF TEXAS	§
COUNTY OF LOVING	§

THIS MEMORANDUM OF GAS GATHERING AGREEMENT (the “Memorandum”) is made and entered into between Delaware Basin Midstream, LLC (“DBM”), and Anadarko E&P Onshore LLC (“AEP”). Each of DBM and AEP is individually referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms not defined herein shall have the meaning set forth in the GGA.

WHEREAS, DBM and AEP have entered into that certain Gas Gathering Agreement (the “GGA”), dated January 1, 2018, providing for, among other things, the dedication to DBM for gathering of all Gas produced from Interests within the area depicted on, and covered by the legal descriptions described in, Exhibit “1” (the “Dedicated Lands”), now owned or hereafter acquired by AEP and/or its Affiliates, and their respective successors and assigns, that is produced from wells within the Dedicated Lands by AEP or its Affiliates; and
WHEREAS, the Parties desire to provide notice to third parties of such dedication under the GGA relating to the Dedicated Lands by entering into this Memorandum.
NOW THEREFORE, for and in consideration of the premises and other good and valuable consideration, the Parties hereby acknowledge the following:

A.    Dedication. The GGA exclusively dedicates to DBM all Gas located in, under or produced from or attributable to the lands located within the Dedicated Lands to the extent such Gas is produced from wells within the Dedicated Lands and is attributable to Interests now owned by AEP and/or its Affiliates and their respective successors and assigns, subject to the terms of the GGA.
B.    Term of GGA. The initial term of the GGA commenced on January 1, 2018, and shall, unless earlier terminated, remain in full force and effect through December 31, 2032, and from Year to Year thereafter until canceled by either Party.
C.    Successors and Assigns. The GGA is binding upon and shall inure to the benefit of each Party, its successors and permitted assigns.

G-1

D.    Recordation. Each Party authorizes the other Party to record this Memorandum in the public records of each county where any portion of the Dedicated Lands is located and shall serve as notice of the existence of the GGA and the Dedication contained therein.
E.    Amendments. No amendment, change or modification of any of the terms, provisions or conditions of the GGA or this Memorandum, nor any waiver of rights hereunder, shall be effective unless made in writing and executed on behalf of the Parties or their duly authorized representatives.
F.    Additional Information. Should any person desire additional information regarding the GGA, said person should contact DBM by writing to: Midstream Contract Administration at midstreamcs@anadarko.com.
G.    Counterparts. This Memorandum may be executed by the Parties in any number of original counterparts, all of which collectively shall be considered one and the same instrument.

H.	Covenant. The Agreement constitutes a covenant running with the land and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

I.	Notice. By this Memorandum, all parties dealing with the Dedicated Lands are hereby put on notice as to the rights and obligations of AEP and DBM under the Agreement.

In the event of any conflict between the provisions of this Memorandum and the provisions of the Agreement, the provisions of the Agreement shall control.

IN WITNESS WHEREOF, this Memorandum has been executed by the Parties hereto as of the dates of their respective acknowledgements below.

DELAWARE BASIN MIDSTREAM, LLC	ANADARKO E&P ONSHORE LLC

By:	By:
Name:	Name:
Title:	Title:

G-2

ACKNOWLEDGMENTS

STATE OF TEXAS	§
§
COUNTY OF	§

Acknowledged and appeared before me, a Notary Public in and for said state, on the __ day of __________, 2018, _________________ (name), _________________ (title) of Delaware Basin Midstream, LLC, personally known to me to be the same person who signed the above and foregoing instrument, and upon oath, duly sworn, stated that he/she above ascribed his/her name hereto as the _________________ (title) of said company as the free and voluntary act thereof.

Notary Public
My commission expires:

STATE OF TEXAS	§
§
COUNTY OF	§

Acknowledged and appeared before me, a Notary Public in and for said state, on the __ day of __________, 2018, _________________ (name), _________________ (title) of Anadarko E&P Onshore LLC, personally known to me to be the same person who signed the above and foregoing instrument, and upon oath, duly sworn, stated that he/she above ascribed his/her name hereto as the _________________ (title) of said company as the free and voluntary act thereof.

Notary Public
My commission expires:

G-3

EXHIBIT 1
to the
GAS GATHERING AGREEMENT RECORDING MEMORANDUM
Dedicated Lands

Notwithstanding the below, the Dedicated Lands shall not include any Interests in lands dedicated to a third party as of the Effective Date, provided that such lands shall automatically become Dedicated Lands, without any action of either party, upon the expiration or termination of such previous dedications. For clarity, neither AEP nor its Affiliates shall be obligated to terminate any prior dedications.

G-1

EXHIBIT “G”
GAS GATHERING AGREEMENT
DATED JANUARY 1, 2018
BY AND BETWEEN
DELAWARE BASIN MIDSTREAM, LLC
AND
ANADARKO E&P ONSHORE LLC

Memorandum of Gas Gathering Agreement

STATE OF TEXAS	§
COUNTY OF REEVES	§

THIS MEMORANDUM OF GAS GATHERING AGREEMENT (the “Memorandum”) is made and entered into between Delaware Basin Midstream, LLC (“DBM”), and Anadarko E&P Onshore LLC (“AEP”). Each of DBM and AEP is individually referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms not defined herein shall have the meaning set forth in the GGA.

WHEREAS, DBM and AEP have entered into that certain Gas Gathering Agreement (the “GGA”), dated January 1, 2018, providing for, among other things, the dedication to DBM for gathering of all Gas produced from Interests within the area depicted on, and covered by the legal descriptions described in, Exhibit “1” (the “Dedicated Lands”), now owned or hereafter acquired by AEP and/or its Affiliates, and their respective successors and assigns, that is produced from wells within the Dedicated Lands by AEP or its Affiliates; and
WHEREAS, the Parties desire to provide notice to third parties of such dedication under the GGA relating to the Dedicated Lands by entering into this Memorandum.
NOW THEREFORE, for and in consideration of the premises and other good and valuable consideration, the Parties hereby acknowledge the following:
J.Dedication. The GGA exclusively dedicates to DBM all Gas located in, under or produced from or attributable to the lands located within the Dedicated Lands to the extent such Gas is produced from wells within the Dedicated Lands and is attributable to Interests now owned by AEP and/or its Affiliates and their respective successors and assigns, subject to the terms of the GGA.
K.    Term of GGA. The initial term of the GGA commenced on January 1, 2018, and shall, unless earlier terminated, remain in full force and effect through December 31, 2032, and from Year to Year thereafter until canceled by either Party.
L.    Successors and Assigns. The GGA is binding upon and shall inure to the benefit of each Party, its successors and permitted assigns.
M.    Recordation. Each Party authorizes the other Party to record this Memorandum in the public records of each county where any portion of the Dedicated Lands is located and shall serve as notice of the existence of the GGA and the Dedication contained therein.

G-2

N.    Amendments. No amendment, change or modification of any of the terms, provisions or conditions of the GGA or this Memorandum, nor any waiver of rights hereunder, shall be effective unless made in writing and executed on behalf of the Parties or their duly authorized representatives.
O.    Additional Information. Should any person desire additional information regarding the GGA, said person should contact DBM by writing to: Midstream Contract Administration at midstreamcs@anadarko.com.
P.    Counterparts. This Memorandum may be executed by the Parties in any number of original counterparts, all of which collectively shall be considered one and the same instrument.

Q.	Covenant. The Agreement constitutes a covenant running with the land and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

R.	Notice. By this Memorandum, all parties dealing with the Dedicated Lands are hereby put on notice as to the rights and obligations of AEP and DBM under the Agreement.
In the event of any conflict between the provisions of this Memorandum and the provisions of the Agreement, the provisions of the Agreement shall control.

IN WITNESS WHEREOF, this Memorandum has been executed by the Parties hereto as of the dates of their respective acknowledgements below.

DELAWARE BASIN MIDSTREAM, LLC	ANADARKO E&P ONSHORE LLC

By:	By:
Name:	Name:
Title:	Title:

G-3

ACKNOWLEDGMENTS

STATE OF TEXAS	§
§
COUNTY OF	§

Acknowledged and appeared before me, a Notary Public in and for said state, on the __ day of __________, 2018, _________________ (name), _________________ (title) of Delaware Basin Midstream, LLC, personally known to me to be the same person who signed the above and foregoing instrument, and upon oath, duly sworn, stated that he/she above ascribed his/her name hereto as the _________________ (title) of said company as the free and voluntary act thereof.

Notary Public
My commission expires:

STATE OF TEXAS	§
§
COUNTY OF	§

Acknowledged and appeared before me, a Notary Public in and for said state, on the __ day of __________, 2018, _________________ (name), _________________ (title) of Anadarko E&P Onshore LLC, personally known to me to be the same person who signed the above and foregoing instrument, and upon oath, duly sworn, stated that he/she above ascribed his/her name hereto as the _________________ (title) of said company as the free and voluntary act thereof.

Notary Public
My commission expires:

G-4

EXHIBIT 1
to the
GAS GATHERING AGREEMENT RECORDING MEMORANDUM
Dedicated Lands

Notwithstanding the below, the Dedicated Lands shall not include any Interests in lands dedicated to a third party as of the Effective Date, provided that such lands shall automatically become Dedicated Lands, without any action of either party, upon the expiration or termination of such previous dedications. For clarity, neither AEP nor its Affiliates shall be obligated to terminate any prior dedications.

G-1

EXHIBIT “G”
GAS GATHERING AGREEMENT
DATED JANUARY 1, 2018
BY AND BETWEEN
DELAWARE BASIN MIDSTREAM, LLC
AND
ANADARKO E&P ONSHORE LLC

Memorandum of Gas Gathering Agreement

STATE OF TEXAS	§
COUNTY OF WARD	§

THIS MEMORANDUM OF GAS GATHERING AGREEMENT (the “Memorandum”) is made and entered into between Delaware Basin Midstream, LLC (“DBM”), and Anadarko E&P Onshore LLC (“AEP”). Each of DBM and AEP is individually referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms not defined herein shall have the meaning set forth in the GGA.

WHEREAS, DBM and AEP have entered into that certain Gas Gathering Agreement (the “GGA”), dated January 1, 2018, providing for, among other things, the dedication to DBM for gathering of all Gas produced from Interests within the area depicted on, and covered by the legal descriptions described in, Exhibit “1” (the “Dedicated Lands”), now owned or hereafter acquired by AEP and/or its Affiliates, and their respective successors and assigns, that is produced from wells within the Dedicated Lands by AEP or its Affiliates; and
WHEREAS, the Parties desire to provide notice to third parties of such dedication under the GGA relating to the Dedicated Lands by entering into this Memorandum.
NOW THEREFORE, for and in consideration of the premises and other good and valuable consideration, the Parties hereby acknowledge the following:

S.    Dedication. The GGA exclusively dedicates to DBM all Gas located in, under or produced from or attributable to the lands located within the Dedicated Lands to the extent such Gas is produced from wells within the Dedicated Lands and is attributable to Interests now owned by AEP and/or its Affiliates and their respective successors and assigns, subject to the terms of the GGA.

T.    Term of GGA. The initial term of the GGA commenced on January 1, 2018, and shall, unless earlier terminated, remain in full force and effect through December 31, 2032, and from Year to Year thereafter until canceled by either Party.
U.    Successors and Assigns. The GGA is binding upon and shall inure to the benefit of each Party, its successors and permitted assigns.

G-2

V.    Recordation. Each Party authorizes the other Party to record this Memorandum in the public records of each county where any portion of the Dedicated Lands is located and shall serve as notice of the existence of the GGA and the Dedication contained therein.
W.    Amendments. No amendment, change or modification of any of the terms, provisions or conditions of the GGA or this Memorandum, nor any waiver of rights hereunder, shall be effective unless made in writing and executed on behalf of the Parties or their duly authorized representatives.
X.    Additional Information. Should any person desire additional information regarding the GGA, said person should contact DBM by writing to: Midstream Contract Administration at midstreamcs@anadarko.com.
Y.    Counterparts. This Memorandum may be executed by the Parties in any number of original counterparts, all of which collectively shall be considered one and the same instrument.

Z.	Covenant. The Agreement constitutes a covenant running with the land and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

AA.	Notice. By this Memorandum, all parties dealing with the Dedicated Lands are hereby put on notice as to the rights and obligations of AEP and DBM under the Agreement.

In the event of any conflict between the provisions of this Memorandum and the provisions of the Agreement, the provisions of the Agreement shall control.

IN WITNESS WHEREOF, this Memorandum has been executed by the Parties hereto as of the dates of their respective acknowledgements below.

DELAWARE BASIN MIDSTREAM, LLC	ANADARKO E&P ONSHORE LLC

By:	By:
Name:	Name:
Title:	Title:

G-3

ACKNOWLEDGMENTS

STATE OF TEXAS	§
§
COUNTY OF	§

Acknowledged and appeared before me, a Notary Public in and for said state, on the __ day of __________, 2018, _________________ (name), _________________ (title) of Delaware Basin Midstream, LLC, personally known to me to be the same person who signed the above and foregoing instrument, and upon oath, duly sworn, stated that he/she above ascribed his/her name hereto as the _________________ (title) of said company as the free and voluntary act thereof.

Notary Public
My commission expires:

STATE OF TEXAS	§
§
COUNTY OF	§

Acknowledged and appeared before me, a Notary Public in and for said state, on the __ day of __________, 2018, _________________ (name), _________________ (title) of Anadarko E&P Onshore LLC, personally known to me to be the same person who signed the above and foregoing instrument, and upon oath, duly sworn, stated that he/she above ascribed his/her name hereto as the _________________ (title) of said company as the free and voluntary act thereof.

Notary Public
My commission expires:

G-4

EXHIBIT 1
to the
GAS GATHERING AGREEMENT RECORDING MEMORANDUM
Dedicated Lands

Notwithstanding the below, the Dedicated Lands shall not include any Interests in lands dedicated to a third party as of the Effective Date, provided that such lands shall automatically become Dedicated Lands, without any action of either party, upon the expiration or termination of such previous dedications. For clarity, neither AEP nor its Affiliates shall be obligated to terminate any prior dedications.

EXHIBIT “G”
GAS GATHERING AGREEMENT
DATED JANUARY 1, 2018
BY AND BETWEEN
DELAWARE BASIN MIDSTREAM, LLC
AND
ANADARKO E&P ONSHORE LLC

Memorandum of Gas Gathering Agreement

STATE OF TEXAS	§
COUNTY OF WINKLER	§

THIS MEMORANDUM OF GAS GATHERING AGREEMENT (the “Memorandum”) is made and entered into between Delaware Basin Midstream, LLC (“DBM”), and Anadarko E&P Onshore LLC (“AEP”). Each of DBM and AEP is individually referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms not defined herein shall have the meaning set forth in the GGA.

WHEREAS, DBM and AEP have entered into that certain Gas Gathering Agreement (the “GGA”), dated January 1, 2018, providing for, among other things, the dedication to DBM for gathering of all Gas produced from Interests within the area depicted on, and covered by the legal descriptions described in, Exhibit “1” (the “Dedicated Lands”), now owned or hereafter acquired by AEP and/or its Affiliates, and their respective successors and assigns, that is produced from wells within the Dedicated Lands by AEP or its Affiliates; and
WHEREAS, the Parties desire to provide notice to third parties of such dedication under the GGA relating to the Dedicated Lands by entering into this Memorandum.
NOW THEREFORE, for and in consideration of the premises and other good and valuable consideration, the Parties hereby acknowledge the following:

BB.    Dedication. The GGA exclusively dedicates to DBM all Gas located in, under or produced from or attributable to the lands located within the Dedicated Lands to the extent such Gas is produced from wells within the Dedicated Lands and is attributable to Interests now owned by AEP and/or its Affiliates and their respective successors and assigns, subject to the terms of the GGA.

CC.    Term of GGA. The initial term of the GGA commenced on January 1, 2018, and shall, unless earlier terminated, remain in full force and effect through December 31, 2032, and from Year to Year thereafter until canceled by either Party.
DD.    Successors and Assigns. The GGA is binding upon and shall inure to the benefit of each Party, its successors and permitted assigns.

EE.    Recordation. Each Party authorizes the other Party to record this Memorandum in the public records of each county where any portion of the Dedicated Lands is located and shall serve as notice of the existence of the GGA and the Dedication contained therein.
FF.    Amendments. No amendment, change or modification of any of the terms, provisions or conditions of the GGA or this Memorandum, nor any waiver of rights hereunder, shall be effective unless made in writing and executed on behalf of the Parties or their duly authorized representatives.
GG.    Additional Information. Should any person desire additional information regarding the GGA, said person should contact DBM by writing to: Midstream Contract Administration at midstreamcs@anadarko.com.
HH.    Counterparts. This Memorandum may be executed by the Parties in any number of original counterparts, all of which collectively shall be considered one and the same instrument.

II.	Covenant. The Agreement constitutes a covenant running with the land and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

JJ.	Notice. By this Memorandum, all parties dealing with the Dedicated Lands are hereby put on notice as to the rights and obligations of AEP and DBM under the Agreement.

In the event of any conflict between the provisions of this Memorandum and the provisions of the Agreement, the provisions of the Agreement shall control.

IN WITNESS WHEREOF, this Memorandum has been executed by the Parties hereto as of the dates of their respective acknowledgements below.

DELAWARE BASIN MIDSTREAM, LLC	ANADARKO E&P ONSHORE LLC

By:	By:
Name:	Name:
Title:	Title:

ACKNOWLEDGMENTS

STATE OF TEXAS	§
§
COUNTY OF	§

Acknowledged and appeared before me, a Notary Public in and for said state, on the __ day of __________, 2018, _________________ (name), _________________ (title) of Delaware Basin Midstream, LLC, personally known to me to be the same person who signed the above and foregoing instrument, and upon oath, duly sworn, stated that he/she above ascribed his/her name hereto as the _________________ (title) of said company as the free and voluntary act thereof.

Notary Public
My commission expires:

STATE OF TEXAS	§
§
COUNTY OF	§

Acknowledged and appeared before me, a Notary Public in and for said state, on the __ day of __________, 2018, _________________ (name), _________________ (title) of Anadarko E&P Onshore LLC, personally known to me to be the same person who signed the above and foregoing instrument, and upon oath, duly sworn, stated that he/she above ascribed his/her name hereto as the _________________ (title) of said company as the free and voluntary act thereof.

Notary Public
My commission expires:

EXHIBIT 1
to the
GAS GATHERING AGREEMENT RECORDING MEMORANDUM
Dedicated Lands

Notwithstanding the below, the Dedicated Lands shall not include any Interests in lands dedicated to a third party as of the Effective Date, provided that such lands shall automatically become Dedicated Lands, without any action of either party, upon the expiration or termination of such previous dedications. For clarity, neither AEP nor its Affiliates shall be obligated to terminate any prior dedications.

Memorandum -1

EXHIBIT “H”
GAS GATHERING AGREEMENT
DATED JANUARY 1, 2018
BY AND BETWEEN
DELAWARE BASIN MIDSTREAM, LLC
AND
ANADARKO E&P ONSHORE LLC

FORM OF TRANSPORTATION INTEREST CONVEYANCE
THIS TRANSPORTATION INTEREST CONVEYANCE (the “Conveyance”) is made and entered into between Delaware Basin Midstream, LLC (“DBM”) and Anadarko E&P Onshore LLC (“AEP”). Each of DBM and AEP is individually referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms not defined herein shall have the meaning set forth in the Gathering Agreement (as defined below).
WHEREAS, DBM and AEP have entered into that certain Gas Gathering Agreement (the “Gathering Agreement”), dated effective January 1, 2018, providing for, among other things, the dedication to DBM for gathering of all Gas produced from Interests in the Dedicated Lands; and
WHEREAS, AEP desires to hereby grant to DBM a Transportation Interest in a portion of the Dedicated Lands (the “Subject Lands”) as shown on Attachment 1 hereto.
NOW THEREFORE, for and in consideration of the premises of this Conveyance and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:
KK.    Dedication. The Gathering Agreement exclusively dedicates to DBM all Gas located in, under or produced from or attributable to the lands located within the Subject Lands to the extent such Gas is produced from wells within the Subject Lands and is attributable to Interests now owned by AEP and/or its Affiliates and their respective successors and assigns, subject to the terms of the Gathering Agreement. “Interests” means any right, title or interest of any nature in and to oil and gas leases to the extent, and only to the extent, such right, title or interest relates to the right to dispose of Gas. In furtherance of, and as an inseparable part of, the foregoing dedication, AEP and its Affiliates hereby GRANT, TRANSFER AND CONVEY, from and out of AEP’s and its Affiliates’ Interests, to DBM, effective on [DATE], the exclusive right to gather, dehydrate, compress, meter and measure all of AEP’s and its Affiliates’ Dedicated Gas (the “Transportation Interests”) for the Term of the Gathering Agreement, and AEP hereby acknowledges and agrees that such dedication and the grant, transfer and conveyance of the Transportation Interests are intended to be (i) a covenant running with the lands located within the Dedicated Lands that is binding on all successors and assigns of AEP and its Affiliates and (ii) a conveyance of a portion of AEP’s real property interests included in the Dedicated Lands (including the interests of others whose interests are represented or controlled by AEP insofar only as AEP has the power and authority to grant Transportation Interests in the interests of such third parties). DBM and AEP acknowledge and agree that DBM has a determinable real property interest carved out of the Dedicated Lands. THE TRANSPORTATION INTERESTS SHALL AUTOMATICALLY TERMINATE AND REVERT TO AEP AND ITS AFFILIATES, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND DBM SHALL BE AUTOMATICALLY DIVESTED OF TITLE AND ANY RIGHTS TO THE TRANSPORTATION INTERESTS, WITHOUT ANY ACTION BY THE PARTIES, UPON THE EARLIER OF THE TERMINATION OF THE GATHERING AGREEMENT AND THE EXPIRATION OF THE TERM OF THE GATHERING AGREEMENT. DBM MAY NOT SEPARATE OR CONVEY THE

TRANSPORTATION INTERESTS SEPARATE AND APART FROM DBM’S OTHER RIGHTS UNDER THE GATHERING AGREEMENT.
LL.    The Transportation Interests conveyed herein are subject to (i) the terms and conditions of the Gathering Agreement and (ii) with respect to the third party non-operated Interests, the rights (if any) of the owners of such Interests to take in kind their share of Gas produced from the Subject Lands.
MM.    Term of Gathering Agreement. The initial term of the Gathering Agreement commenced on January 1, 2018, and shall, unless earlier terminated, remain in full force and effect through for fifteen (15) years, and from year to year thereafter until canceled by either Party.
NN.    Successors and Assigns. The Gathering Agreement is binding upon and shall inure to the benefit of each Party, its successors and permitted assigns.
OO.    Recordation. Each Party authorizes the other Party to record this Conveyance in the public records of each county where any portion of the Dedicated Lands is located, to serve as notice of the existence of the Gathering Agreement, the Dedication contained therein and the Transportation Interests.
PP.    Amendments. No amendment, change or modification of any of the terms, provisions or conditions of the Gathering Agreement or this Conveyance, nor any waiver of rights hereunder, shall be effective unless made in writing and executed on behalf of the Parties or their duly authorized representatives.
QQ.    Additional Information. Should any person desire additional information regarding the Gathering Agreement or the Transportation Interests, said person should contact DBM by writing to: MidstreamCA@anadarko.com.
RR.    Counterparts. This Conveyance may be executed by the Parties in any number of original counterparts, all of which collectively shall be considered one and the same instrument.
SS.    Covenant. This Conveyance and the Transportation Interests constitute a covenant running with the land and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
TT.    Notice. By this Conveyance, all parties dealing with the Dedicated Lands are hereby put on notice as to the rights and obligations of AEP and DBM under the Gathering Agreement.
In the event of any conflict between the provisions of this Conveyance and the provisions of the Gathering Agreement, the provisions of the Gathering Agreement shall control.

EXECUTED this the _____ day of ____________, 20__, by AEP and DBM.

DBM	AEP
Delaware Basin Midstream, LLC	Anadarko E&P Onshore LLC

By:	By:
Name:	Name:
Title:	Title:

STATE OF	§
§
COUNTY OF	§

Appeared before me, a Notary Public in and for said state, on the __ day of __________, 20__, _________________ (name), _________________ (title) of Anadarko E&P Onshore LLC, personally known to me to be the same person who signed the above and foregoing instrument, and upon oath, duly sworn, stated that he/she above ascribed his/her name hereto as the _________________ (title) of said company as the free and voluntary act thereof.

Notary Public
My commission expires:

STATE OF	§
§
COUNTY OF	§

Appeared before me, a Notary Public in and for said state, on the __ day of __________, 20__, _________________ (name), _________________ (title) of APC Water Holdings 1, LLC, personally known to me to be the same person who signed the above and foregoing instrument, and upon oath, duly sworn, stated that he/she above ascribed his/her name hereto as the _________________ (title) of said company as the free and voluntary act thereof.

Notary Public
My commission expires:

Attachment 1
to the
Transportation Interest Conveyance
Anadarko E&P Onshore LLC and Delaware Basin Midstream, LLC
Dated __________

SUBJECT LANDS
[ADD MAP OR LAND DESCRIPTION]